UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 8, 2007

Alpha Security Group Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

001-33354	03-0561397
(Commission File Number)	(IRS Employer Identification No.)

328 West 77th Street
New York, NY 10024
(Address of principal executive offices and zip code)

(212) 877-1588
(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

On November 8, 2007, Mr. Constantinos Tsakiris, a director of Alpha Security Group Corporation (the “Company”) notified the Company that he was resigning as a director of the Company effective immediately.

There were no disagreements between Mr. Tsakiris and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in his resignation. The Board of Directors is currently considering candidates to fill the vacancy on the Company’s Board created by Mr. Tsakiris’ resignation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
Exhibit 1--Resignation Letter of Constantinos Tsakiris dated November 8, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA SECURITY GROUP CORPORATION

Dated: November 8, 2007	By:	/s/ Steven Wasserman
Name: Steven Wasserman Title: Chief Executive Officer